GIANT CEMENT HOLDING, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 12, 1998

To the Stockholders of
GIANT CEMENT HOLDING, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GIANT CEMENT HOLDING, INC. (the "Company") will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 17th Floor, New York, New York, on May 12, 1998, at 10:00 a.m. (local time).

         The meeting will be held for the following purposes:

              (1) To elect five directors.

              (2) To amend the Company's  1994  Directors  Stock Option Plan for
                  Non-Employee Directors to increase the annual number of options automatically granted to non-employee directors from 5,000, to 10,000 which if approved, will replace all current cash compensation.

              (3) To ratify  the  appointment  of  Coopers  &   Lybrand  L.L.P.
                  as the  Company's  independent auditors for fiscal 1998.

              (4) To   transact   such  other   business  as may  properly  come
                  before  the  Meeting  and  any   adjournment  or  adjournments
                  thereof.

         A Proxy Statement describing matters to be considered at the Meeting is attached to this Notice. Only stockholders of record at the close of business on March 16, 1998, will be entitled to notice of and to vote at the Meeting.

         You are cordially invited to attend the Meeting.

                                 By Order of the Board of Directors

                                 TERRY L. KINDER
                                 Secretary
Summerville, South Carolina
March 24, 1998

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           GIANT CEMENT HOLDING, INC.

                              320-D Midland Parkway
                        Summerville, South Carolina 29485
                              ---------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 12, 1998
                              ---------------------

                                     GENERAL

         This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Giant Cement Holding, Inc., a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "Meeting"), and any adjournments thereof. The Meeting is to be held on Wednesday, May 12, 1998, at 10:00 a.m. (local time) at the offices of Proskauer Rose LLP, 1585 Broadway, 23rd Floor, New York, New York. The approximate date of mailing this Proxy Statement and accompanying proxy card to the Company's stockholders is March 27, 1998.

         In an effort to have as large a representation at the Meeting as possible, proxy solicitations may be made personally or by telephone or telegram by officers or employees of the Company, without added compensation, or by Corporate Communications, Inc., the Company's investor relations firm, which will not receive a separate fee for any such solicitations. The Company will bear the entire cost of soliciting proxies hereunder and will reimburse brokers, banks and other custodians, nominees and fiduciaries for their expense in sending proxy materials to beneficial owners.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on March 16, 1998 (the "Record Date") will be entitled to vote at the Meeting. As of the Record Date, the Company had outstanding 9,255,522 shares of common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly coming before the Meeting.

PRINCIPAL HOLDERS

         The following table lists the persons who, to the knowledge of management of the Company, based upon filings with the Securities and Exchange Commission, are the beneficial owners of more than 5% of the outstanding shares of Common Stock:

    Name and Address                     Shares of Common    Percent of Class
  of Beneficial Owner                        Stock  (a)

FMR Corp. ("FMR")                           1,085,900 (b)          11.7%
  One Financial Center
  Boston, MA 02111

The Prudential Insurance Company of America 1,081,600 (c)          11.7%
  ("Prudential")
  751 Broad Street
  Newark, NJ 07102-3777

T. Rowe Price Associates                      847,200 (d)           9.1%
  100 E. Pratt Street
  Baltimore, MD 21202

Wellington Management Company ("WMC")         480,000 (e)           5.2%
  75 State Street
  Boston, MA 02109

(a) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or to direct the voting of such security, or the power to dispose, or to direct the disposition, of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire ownership within 60 days as well as any securities owned by such person's spouse, children or other relative living in the same house. Unless otherwise indicated, the named persons having sole voting and investment power with respect to the shares held by them.

(b) According to a Schedule 13G filed with the SEC by FMR, FMR, in its capacity as a parent holding company may be deemed to be the beneficial owner of these shares, which are owned by various subsidiaries including: (i) 799,000 shares deemed beneficially owned by Fidelity Management & Research Company, an investment advisor to various investment companies including Fidelity Low Priced Stock Fund (540,700 shares) (ii) 270,400 shares deemed beneficially owned by Fidelity Management Trust Company and (iii) 37,100 shares deemed beneficially owned by Fidelity International Limited. Edward
     C. Johnson 3d, and FMR Corp., through its control of Fidelity and the funds, each has sole power to dispose of the 778,400 shares owned by the funds.

(c) According to a Schedule 13G filed with the SEC by Prudential, the shares shown as owned by Prudential include: (i) 51,700 shares held for the benefit of Prudential's general account and (ii) 1,029,900 shares held for the benefit of Prudential's clients and over which Prudential may have direct or indirect voting and/or investment discretion.

(d) According to a Schedule 13G filed with the SEC by T. Rowe Price, these securities are owned by various individual and institutional investors including T. Rowe Price Small Cap Value Fund, Inc. (which owns 750,000 shares, representing 8.1% of the shares outstanding), which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(e) According to a Schedule 13G filed with the SEC by WMC, WMC, in its capacity as investment advisor, may be deemed to be the beneficial owner of these shares, which are owned by numerous investment counseling clients.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of Common Stock as of the record date of each director of the Company, each executive officer of the Company named in the Summary Compensation Table below and all directors and executive officers as a group.

    Name                      Shares of Common Stock (1)      Percent of Class
    ----                      --------------------------      ----------------
Gary L. Pechota                        202,177(2)                   2.1%
Terry L. Kinder                        136,336(3)                   1.4%
Dean M. Boylan                          32,400(4)                    *
Edward Brodsky                          27,500(5)                    *
Robert L. Jones                         30,500(6)                    *
Richard A. Familia                      13,601(7)                    *
All Directors and Executive            442,514(8)                   4.8%
  Officers as a group (six persons)
-------------
* Indicates less than one percent

(1) Unless otherwise indicated, the beneficial owner has both sole voting and sole investment power with respect to his shares.

(2) Includes 185,000 shares that Mr. Pechota may purchase under presently exercisable stock options.

(3) Includes 132,500 shares that Mr. Kinder may purchase under presently exercisable stock options.

(4) Includes 27,500 shares that Mr. Boylan may purchase under presently exercisable stock options. Does not include 1,000 shares of Common Stock owned by Mr. Boylan's spouse, as to which shares he disclaims beneficial ownership.

(5) Represents 27,500 shares that Mr. Brodsky may purchase under presently exercisable stock options. Does not include 2,000 shares of Common Stock owned by Mr. Brodsky's spouse, as to which shares Mr. Brodsky disclaims beneficial ownership.

(6) Includes 27,500 shares that Mr. Jones may purchase under presently exercisable stock options.

(7) Includes 13,000 shares that Mr. Familia may purchase under presently exercisable stock options.

(8) See Notes (2) through (7) above. This total includes 413,500 shares which such executive officers and directors may acquire upon the exercise of stock options (See "Compensation of Directors"; "Executive Compensation - Stock Options").

                              ELECTION OF DIRECTORS

         At the Meeting, five directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining original Nominees.

Nominees

         GARY  L.  PECHOTA  (48) has served  as   Chairman,  President,   Chief
Executive Officer and a director of the Company since its inception in April 1994. Mr. Pechota also has served as President of Giant Cement Company ("Giant") since January 1993, and as President of Keystone Cement Company ("Keystone") since May 1992. Prior to joining Keystone, Mr. Pechota served as President and Chief Executive Officer of Dacotah Cement Company, a state-owned cement company, from January 1982 to May 1992. Mr. Pechota has been employed in the cement industry for over 16 years.

         TERRY L. KINDER (39) has served as Vice President, Chief Financial Officer, Secretary, Treasurer and a director of the Company since April 1994 and a director of Giant, Keystone and GRR since June 1989. Mr. Kinder has also served as Vice President, Secretary and Treasurer of Giant Group Ltd. ("GROUP") from June 1986 to September 1994. From June 1989 to December 1992, Mr. Kinder also served as President of Giant, and from June 1989 to August 1992, he served as President of Keystone. Prior to joining GROUP, Mr. Kinder was a Certified Public Accountant with Coopers & Lybrand L.L.P. from January 1980 to June 1986.

         DEAN M. BOYLAN (71) has been a director of the Company since April 1994. He served as a director of GROUP from 1985 to September 1994 and was a director of Keystone from 1976 until January 1985 when it was acquired by GROUP. Mr. Boylan has been an employee and a director of Boston Sand & Gravel Company, Inc., a publicly-held company since prior to 1985 and is presently Vice Chairman.

         EDWARD BRODSKY (68) has been a director of the Company since April 1994. He served as a director of GROUP from 1986 to September 1994. Mr. Brodsky has been a partner at the law firm of Proskauer Rose LLP, New York, New York, which renders legal services to the Company, since August 1992. Prior thereto, he was a partner at the law firm of Spengler Carlson Gubar Brodsky & Frischling, New York, New York, from 1977 to August 1992.

         ROBERT L. JONES (61) has been a director of the Company since April 1994. He served as a director of GROUP from 1984 to September 1994. Mr. Jones has been the Chairman of Davidson-Jones-Beers since February 1995 and prior thereto was the President of Davidson & Jones Corporation - a predecessor holding company located in Raleigh, North Carolina, engaged in general contracting and real estate activities - since prior to 1986. Since 1990, he has been a director of Carolina Power & Light Company (New York Stock Exchange).

Information About the Board of Directors and Committees of the Board

         During 1997, the Board of Directors of the Company held five meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors and the meetings held by all committees of the Board on which he served.

         The Company has a standing Compensation and Stock Option Committee and Audit Committee. The members of each committee are appointed by the Board of Directors to serve until their respective successors are elected and qualified.

         The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors as to the selection of such accountants, reviews the plan, fees and results of the audits performed by such accountants, receives reports from them and meets with their representatives for purposes of reviewing and considering questions relating to their examinations and reports and reviews, either directly or through such accountants, the internal control and accounting procedures of the Company. The members of the Audit Committee are Messrs. Boylan, Brodsky and Jones. The Audit Committee held one meeting during 1997.

         The Compensation and Stock Option Committee, which met twice during 1997, has responsibility for determining the executive compensation and benefit policies and procedures of the Company, administers the Company's 1994 Employee Stock Option Plan. The members of the Compensation and Stock Option Committee are Messrs. Boylan, Brodsky and Jones.

         There is no standing nominating committee or other committee performing similar functions.

Compensation of Directors

         Each director who is not an employee of the Company is currently paid an annual fee of $15,000, plus $500 for each Board of Directors meeting attended. No additional consideration is paid to directors for committee participation. Under the 1994 Directors Stock Option Plan, each non-employee director currently receives an annual grant of options to purchase 5,000 shares of Common Stock. These options vest 50% on the date of grant and 50% on the first anniversary of that date and expire five years after the date of grant.

         This Proxy Statement sets forth below, a proposal to amend the 1994 Directors Stock Option Plan to increase the number of shares subject to options granted annually to non-employee directors from 5,000 to 10,000. If such amendment is approved by the stockholders of the Company at the Annual Meeting, the Company will cease to make payments of cash fees to non-employee directors.

                         PROPOSAL NO. 2 APPROVAL OF THE
                AMENDMENT TO THE 1994 DIRECTORS STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         In 1994, the Company adopted the 1994 Directors Stock Option Plan for Non-Employee Directors (the "Plan") to provide an incentive to non-employee directors of the Company and as a means to attract to the Company individuals of experience and ability to serve as directors. The Board of Directors of the Company adopted an amendment to the Plan (the "Amendment") on February 3, 1998, subject to the approval of stockholders by the affirmative vote of the majority of the total votes cast on the proposal to adopt the Amendment, either in person or by proxy. The Amendment increases from 5,000 to 10,000 the number of shares subject to options automatically granted to non-employee directors annually. If the Amendment is approved by the stockholders, the Company will cease to make payments of cash fees to non-employee directors of $15,000 per year plus $500 per meeting of the Board. The Company believes the increased option grants, in lieu of cash compensation, will further align the directors with the interest of stockholders.

The Board of Directors recommends that stockholders vote in favor of the Amendment.

         The following summary of the material features of the Plan and the Amendment are qualified in their entirety by reference to the Plan and the Amendment, set forth as Annex A to this Proxy Statement. The changes in the Plan effected by the Amendment are indicated in such Annex A.

Administration

         The Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee").

Option Grants

         All directors who are not employees of the Company or a subsidiary of the Company are eligible to receive options under the Plan. Pursuant to the Amendment, options to purchase 10,000 shares of Common Stock are automatically granted to (i) each eligible director, two business days following the public release by the Company of the financial results for the year and (ii) new directors who are not employees of the Company. With respect to 1998, if the Amendment is approved by the stockholders, the non-employee directors would be granted options to purchase 5,000 shares of Common Stock (in addition to options for 5,000 shares that were previously granted as provided in the Plan) two business days following the public release by the Company of the financial results for the quarter and six-month period ended June 30, 1998. Options granted under the Plan are non-qualified options. The Plan provides for the issuance of options to purchase up to an aggregate 300,000 shares of Common Stock, par value $.01 per share, subject to adjustment under certain circumstances. Such shares of Common Stock shall be authorized but unissued or reacquired shares of Common Stock. In the event any option outstanding under the Plan expires for any reason or is terminated, the shares subject to the option but not delivered shall be available for future grants. All options shall be evidenced by a written instrument which shall incorporate the applicable provisions of the Plan. The exercise price for options granted under the Plan shall be an amount equal to 100% of the fair market value of the Common Stock on the date of grant. Each option granted under the Plan is exercisable with respect to 50% of the shares of Common Stock subject to such grant on the date of grant and the remaining 50% of the shares of Common Stock is exercisable after the first anniversary of the date of grant. No option may be exercised after the first to occur of the following events: (i) the expiration of ten years from the date of grant; (ii) the expiration of one year from the time the optionee shall voluntarily or involuntarily cease to serve as a director, unless such termination results from removal for cause by stockholders; (iii) the removal of the optionee as a director by the stockholders and (iv) the effective date of either the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the agreement of merger or consolidation provides otherwise. Three people are eligible to participate in the Plan.

Adjustments

         In the event of a recapitalization, reclassification, stock dividend, stock split, reverse stock split or another similar transaction, the number of shares of Common Stock reserved for issuance under the Plan and the option price shall be subject to adjustment. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company, any outstanding option granted pursuant to the Plan and the option price shall be subject to adjustment.

Transfer Restrictions

         Options granted under the Plan may not be transferred except by will, the laws of descent and distribution, pursuant to a "qualified domestic relations order" as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Income Security Act, or the rules thereunder.

Amendment and Term

         The Plan shall terminate in 2004 or the date on which all shares of Common Stock available for issuance under the Plan shall be issued pursuant to the exercise or cancellation of options granted under the Plan. The Board of Directors may at any time terminate the Plan and from time to time may amend or modify the Plan, provided, however, that the Board of Directors may not, without stockholder approval, (i) increase the maximum number of shares as to which options may be granted to each optionee under the Plan, (ii) permit the granting of options other than at the times provided in the Plan, (iii) permit granting the options at an exercise price less that 100% of the fair market value of the shares of Common Stock on the date of grant, (iv) permit the exercise of an option unless full payment for the shares as to which the option relates is made at the time of purchase, (v) extend the maximum period during which options may be exercised, (vi) permit the cancellation of an option and subsequent reissuance of a new option to the same optionee in substitution of the canceled option at the then existing fair market value, or (vii) effect any change that would require stockholder approval under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Withholding

         The Company has the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares of Common Stock issued upon the exercise of options under the Plan. Subject to the prior approval of the Company, the optionee may elect to satisfy such obligations, in whole or in part
(i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock.
                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for the fiscal years ended December 31, 1995, 1996 and 1997 awarded to or earned by the Chief Executive Officer of the Company and the other executive officers of the Company whose salary and bonus exceeded $100,000 (the "Named Executive Officers") for services rendered in all capacities.

                           SUMMARY COMPENSATION TABLE
                                                                         Other
                                                                        Annual
                                                                       Compensa-     Restricted     Securities               Other
                                                                         tion        Stock Op-      Underlying     LTIP     Compen-
       Name and Principal                                              Award(s)      tions/SARs    Options/SARs   Payouts    sation
            Position                Year    Salary ($)   Bonus ($)      ($) (1)         (#)             (#)        ($)      ($)(2)
            --------                ----    ----------   ---------      -------         ---             ---        ---      ------
Gary L. Pechota,                    1997    275,000     180,000                                         40,000      -        38,922
   Chairman of the Board,           1996    260,000     160,000           -              -              20,000      -        37,514
   President and Chief              1995    250,000     150,000           -              -                   -      -        18,125
   Executive Officer
Terry L. Kinder,                    1997    165,000     95,000                                          30,000      -        25,681
   Vice President,                  1996    156,000     80,000            -              -              10,000      -        28,314
   Chief Financial Officer          1995    150,000     75,000            -              -                   -      -        14,250
   and Treasurer
Rich Familia,                       1997    118,000     18,000            -                              3,500      -        14,584
   Vice President of                1996    112,300     16,500            -              -               2,000      -        15,333
   Environmental Affairs            1995    109,263     12,500                           -                   -      -        10,379

(1) The Named Executive Officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits which are not shown because the aggregate amount of such compensation, if any, for each of the Named Executive Officers during such fiscal year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
(2) Represents amounts contributed by the Company to the Named Executive Officers pursuant to the Company's Profit Sharing Plans and Special Retirement Agreements (See Employment Agreements).

STOCK OPTIONS

         The following table contains information concerning the grant of stock options to the Chief Executive Officer of the Company and the Named Executive Officers for 1997.
                        Option Grants in Last Fiscal Year

                   Options   % of  Exercise  Expiration   Potential Value (3)
   Name            Granted  Total   Price      Date(2)    5%             10%
   ----            -------  -----   -----      -------    --             ---


Gary L. Pechota     40,000  36.4   $16.00    02/11/02   $   177,000 $   391,000
Terry L. Kinder     30,000  27.3   $16.00    02/11/02   $   133,000 $   293,000
Richard A. Familia   3,500   3.2   $16.00    02/11/02   $    15,000 $    34,000
All Stockholders (1)  N/A   N/A     N/A        N/A      $41,215,000 $91,102,000

(1) The potential realizable gain to all stockholders (based on 9,324,622 shares outstanding, at December 31, 1997 an assumed market value of $16.00 per share and assumed appreciation rates of 5% and 10%, over a period of five years), is provided as a comparison to the potential gain realized by the named executive officers at the same assumed rates of stock appreciation.
(2) One-half of these options vested on February 12, 1997 and one-half vested on February 12, 1998.
(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to expiration of their term, assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on the rules of the SEC and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercise and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that amounts reflected will be received by the option holder.

Option Exercises and Holdings

         The following table sets forth information with respect to the Chief Executive Officer of the Company and the Named Executive Officers concerning unexercised options held at December 31, 1997.

     Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

                                     Number of Options   Value of Unexercised
                    Shares   Value     Exercisable/     In-The-Money-Options
   Name            Acquired Realized  Unexercisable   Exercisable/Unexercisable
   ----            -------- --------  -------------   -------------------------
Gary L. Pechota      -0-      -0-     140,000/20,000   $1,280,000     $147,000
Terry L. Kinder      -0-      -0-     100,000/15,000   $  904,000     $107,000
Richard A. Familia   -0-      -0-      11,250/ 1,750   $   88,000     $ 12,000

Employment Agreements

         Messrs. Pechota, Kinder and Familia are employed by the Company pursuant to employment agreements (the "Employment Agreements"), which commenced on July 30, 1997, except Mr. Familia's agreement which commenced on October 30, 1997, and expire December 31, 2000. Each Employment Agreement is automatically renewed for additional one year terms subject to earlier termination by either the Company or the respective employee. Mr. Pechota, Mr. Kinder and Mr. Familia are compensated at an annual base salary of $275,000, $165,000 and $118,000, respectively, during the term of their Employment Agreements, subject to annual increases and/or bonuses as determined by the Compensation and Stock Option Committee. Each of them has agreed not to compete with the Company for a period of one year following the termination of his Employment Agreement other than by the Company without cause or by the employee for good reason, as defined, or as otherwise provided.

         Commencing with fiscal year 1996, the Company's Board approved Special Retirement Agreements ("SRA'S") for certain employees participating in the Company's Profit Sharing Plans and salaried Retirement Plans. Pursuant to the Internal Revenue Code, the Internal Revenue Service sets limit (currently $150,000) on the amount of annual compensation which Plans or the employees benefit under the Retirement Plans. The SRA's establish balances for each participant in an amount equal to that required to provide the actuarial equivalent benefit, as the Internal Revenue Service limitations did not apply.

Retirement Plans

         The Company has two retirement plans (the "Retirement Plans") for salaried employees under which a salaried employee (but not a director as such) who retires at age 65 or thereafter, or an employee who retires prior to reaching age 65 but after age 55 and who has completed ten or more years of continuous service at retirement, may be eligible at retirement to receive during his lifetime an annual pension equal to the sum of the following:

                  (a) for each  eligible  year  beginning on or after October 1,
                      1989, 1-1/4% of the salaried employee's annual base wages (subject to certain limitations) from the Company, plus 1/4% of such salary in excess of Social Security Covered Compensation, plus
                  (b) for the period October 1, 1987, to October 1, 1989, 1-1/4%
                      of the salaried employee's annual base wages (subject to certain limitations) from the Company, plus 1/4% of such salary in excess of the Social Security Wage Base; plus
                  (c) for each eligible year beginning prior to October 1, 1987,
                      1-1/2% of the first $15,000 of salary and 1% of such base wages over $15,000 (using annual rate of salary as of October 1, 1987, for years before 1987) for each year of service after the employee's first year of service after the employee attains the age of 21. For the Named Executive Officers, annual base wage would be the amount shown as salary in the Summary Compensation Table (subject to certain limitations). The amount of benefits payable to each recipient is not reduced by the amount of Social Security benefits payable to such recipient. For purposes of illustration, pensions estimated to be payable upon retirement at normal retirement age under the Retirement Plans to persons in specified salary classifications are shown in the following table:

              Annual Pension Based on Specified Years of Employment
                          Assuming Retirement at Age 65
       Current Salary (1)   10 Years     20 Years    30 Years    40 Years
       ------------------   --------     --------    --------    --------
         $  5,000           $   650   $   1,300   $   2,000   $   2,650
           10,000             1,300       2,650       3,950       5,300
           20,000             2,500       5,000       7,550      10,050
           40,000             4,350       8,700      13,000      17,300
           50,000             5,300      10,500      15,700      20,900
           96,000             9,850      19,150      28,450      37,750
          125,000            12,700      24,600      36,450      48,350
          150,000            15,200      29,300      42,400      57,500
--------------
(1)  A  retrospective  salary  scale  of  6%  has  been  assumed.   Current  IRS
     Regulations limit eligible compensation for qualified defined benefit plans to $150,000 per annum.

     These benefits are expressed in terms of life annuities. In general, benefits will be paid in the form of joint and 50% survivor benefits to the employee and his or her spouse unless elections are made to the contrary.

     The maximum annual pension payable under the Retirement Plans to a retired employee is $120,000. Messrs. Pechota, Kinder and Familia have five, eleven and five years, respectively, of credited service under the Retirement Plans.

Compensation and Stock Option Committee Report on Executive Compensation

         The Compensation and Stock Option Committee of the Board of Directors consist of Dean M. Boylan, Edward Brodsky and Robert L. Jones. Mr. Brodsky is a partner of the law firm of Proskauer Rose LLP, which provides legal services to the Company.

         The Compensation and Stock Option Committee is responsible for developing and making recommendations to the Company with respect to executive compensation policies addressing such matters as salaries, bonuses, incentive plans, benefits and overall compensation. The Committee, subject to the terms of his Employment Agreement, determines the compensation to be paid to the Chief Executive Officer, and in consultation with the Chief Executive Officer, determines compensation of each of the other executive officers of the Company.

         The objectives of the Committee in determining the type and amount of executive officer compensation are to provide a level of base compensation which allows the Company to attract and retain competent personnel.

         The only salaried executive officers of the Company are Gary Pechota, Chief Executive Officer, Chairman of the Board and President, Terry L. Kinder, Vice President and Chief Financial Officer, Secretary and Treasurer and Richard Familia, Vice President of Environmental Affairs.

         The Company's compensation program for executive officers consists of three key elements: a base salary, a discretionary annual bonus and periodic grants of stock options. The Committee believes that this approach best serves the interests of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of stockholders. Thus, compensation for the Company's executive officers involves a high proportion of pay which is at risk: the variable annual bonus (which permits individual performance to be recognized on an annual basis, and which is based, in part, on an evaluation of the contribution made by the executive officer to Company performance) and stock options (which directly relate a significant portion of the executive officer's long-term remuneration to stock price appreciation realized by the Company's stockholders).

         In evaluating executive officer compensation, the Compensation and Stock Option Committee considers the executive officer's length of service to the Company, the Company's performance, including its financial condition, net income and net income per share, the executive officer's performance and the range of compensation of executive officers with similar responsibilities in comparable companies, including those companies in the peer group used to construct the Company's stock price performance graph, but assigns no particular weight to any of these factors.

         The Chief Executive Officer's base salary is established under his Employment Contract. The Compensation and Stock Option Committee determined the amount of his bonus for 1997 and the number of options he has been granted based on an evaluation of the factors described above and, with respect to the number of options, the relationship of the number of options granted to him to the number of options available under the Employee Plan and the number of options granted to subordinate executive officers and other employees of the Company.

                            Compensation and Stock Option Committee:

                            Dean M. Boylan
                            Edward Brodsky
                            Robert L. Jones

                             STOCK PRICE PERFORMANCE

         The following graph compares the cumulative total return to stockholders of the Company from the date its Common Stock commenced trading on the Nasdaq Stock Market's National Market to December 31, 1997, to the cumulative total returns on the S&P 500 Index and the securities of a Peer Group made up of Centex Construction Products, Lafarge Corporation, Lone Star Industries, Medusa Corporation and Southdown, Inc. Under the rules of the SEC, this graph is not deemed "soliciting material" and is not incorporated by reference in any filings with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                 AMONG GIANT CEMENT HOLDING, INC., S&P 500 INDEX
                             AND A PEER GROUP INDEX

                             9/30/94   12/31/94   12/31/95   12/31/96  12/31/97
Giant Cement Holding, Inc.   100.00     84.82      82.14      115.08    165.18
Peer Group                   100.00     88.31     101.34      128.25    196.65
S&P 500 Index                100.00     99.98     137.56      169.15    225.58


      ASSUMES $100 INVESTED ON SEP. 30, 1994, ASSUMES DIVIDENDS REINVESTED,
                        FISCAL YEAR ENDING DEC. 31, 1997


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Edward Brodsky, a director of the Company and the Chairman of the Compensation Committee, is a senior partner in the law firm of Proskauer Rose LLP, which received $453,878 from the Company for rendering legal services to the Company during 1997.

                       EMPLOYMENT OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Coopers & Lybrand, L.L.P., Certified Public Accountants, as independent auditors to examine the consolidated financial statements of the Company for the year 1998.

         A representative of Coopers & Lybrand, L.L.P. is expected to be present at the Meeting to respond to appropriate questions, and such representative will have the opportunity to make a statement if he or she desires to do so.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 1999 annual meeting of stockholders must be received by the Company for inclusion in its proxy statement on form of proxy no later than November 24, 1998.

                                VOTING PROCEDURES

         At the Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company, at or before, the Meeting. If no instructions are specified in the proxy with respect to any proposal, the shares represented thereby will be voted for the nominees for the Board of Directors listed in this Proxy Statement and for the ratification of Coopers & Lybrand as the Company's independent auditors for fiscal 1998. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the persons voting this proxy.

         A proxy may be revoked at any time prior to it being voted at the Meeting by delivering to the Secretary of the Company a signed writing revoking the proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. The mere presence at the Meeting of a person appointing a proxy does not revoke the appointment. All executed proxies not revoked will be voted at the Meeting in accordance with the instructions contained therein.

         A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of election appointed by the Company. The five nominees for directors of the Company who receive the greatest number of votes cast will be elected directors of the company. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting is required to ratify the appointment of the independent auditors.

         Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1), approval of the proposed amendment to the Company's 1994 Directors Stock Option Plan (Proposal 2) or the ratification of the selection of independent public accountants (Proposal 3).

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

         The Company's 1997 Annual Report to Stockholders is being furnished with this Proxy Statement. Reference is made to such Annual Report for financial information of the Company.

         Upon the written request of any stockholder of records as of March 16, 1998, a copy of the Company's 1997 Annual Report to the Securities and Exchange Commission on Form 10-K (excluding exhibits) will be provided without charge. Requests should be directed to: Terry L. Kinder, Secretary, Giant Cement Holding, Inc., 320-D Midland Parkway, Summerville, SC 29485.




                                    By Order of the Board of Directors
                                    TERRY L. KINDER,
                                    Secretary

Summerville, South Carolina
March 24, 1998

                                     ANNEX A

                   (Language which is deleted by the amendment
                     to the 1994 Directors Stock Option Plan
                    For Non-Employee Directors is bracketed;
                          added language is in italics)

                           GIANT CEMENT HOLDING, INC.

                        1994 DIRECTORS STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

 1. Purpose. The purpose of the 1994 Directors Stock Option Plan For Non-employee Directors (the "Plan") of GIANT CEMENT HOLDING, INC., a Delaware corporation (the "Company"), is to serve the best interests of the Company by providing an incentive to non-employee directors of the Company and a means to attract to the Company individuals of experience and ability to serve as directors through the grant of options (the "Options") to purchase shares (the "Shares") of the Common Stock, $.01 par value (the "Common Stock"), of the Company.

 2. Administration. The Plan shall be administered by an Option Committee appointed by the Board of Directors consisting of not less than two directors who are not also employees of the Company. The interpretation and construction by the Option Committee of any provisions of the Plan or of any Option granted thereunder shall be binding and conclusive on all persons to whom an Option has been granted (an "Optionee") and of their legal representatives and beneficiaries.

 3.  Eligibility and Grants.

              3.01 General. All directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to receive Options hereunder. Options shall be granted automatically to each eligible director subject to the applicable limits of the Plan as follows: (i) each eligible director shall be granted an Option to purchase 10,000 shares of Common Stock on the effective date of the initial public offering of the Common Stock,
              (ii) each eligible director shall be granted an Option to purchase [5,000] 10,000 shares of Common Stock on the date which is two (2) business days immediately following the public release by the Company of the financial results for the immediately preceding fiscal year, provided the director has been a director for at least six months, and (iii) upon a person becoming a director, he or she shall be granted an option to purchase 10,000 shares of Common Stock. Notwithstanding anything to the contrary in clause
              (ii) of the preceding sentence, grants of options that would otherwise be made in 1998 pursuant to such clause shall be made as follows: each eligible director shall be granted an Option to purchase 5,000 shares of Common Stock on the date which is two (2) business days immediately following the public release by the

              Company of the financial results for the immediately preceding fiscal year, and an additional Option to purchase 5,000 shares of Common Stock on the date which is two (2) business days immediately following the public release by the Company of the financial results for the fiscal quarter and six months ended June 30, 1998, provided, in each case, the director has been a director for at least six months. If the number of Shares which may be the subject of Options under the Plan is not sufficient to make all automatic grants required to be made pursuant to the Plan on the applicable date, the number of Shares subject to the Options granted to each director shall be reduced on a pro rata basis.

              3.02 "Exercise Price". The exercise price for Options granted under the Plan shall be an amount equal to 100% of the Fair Market Value per share of the Shares on the date of grant. "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share on the principal securities exchange, or, if not listed on an exchange or if an exchange is not the principal market, on the NASDAQ System on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange or NASDAQ, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined in good faith by the Option Committee. In no case shall Fair Market Value be less than the par value of a Share of Common Stock.

 4. Stock. The stock subject to Options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 8 hereof, the maximum number of Shares which may be issued under Options exercised under this Plan shall not exceed 300,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.


 5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Option Agreements in such form as the Option Committee shall from time to time determine, which Agreements shall comply with and be subject to the following terms and conditions:

                   (a)Subject  to  Sections  5(b) and (c) and  Section 6 hereof, each Option granted hereunder is exercisable with respect to fifty percent (50%) of the Shares subject to such Option upon the date of grant, and with respect to the remaining fifty percent (50%) of the Shares within twelve

                      (12) months after the date of grant; provided, however, the Option shall become exercisable in full (i) in the event that any person, corporation, partnership, association or other entity, shall, directly or indirectly, either separately or in a group, becomes the beneficial owner of shares of the Company's Common Stock having the right or power to vote at least twenty percent (20%) of the outstanding shares of Common Stock without the acquisition of such shares having been approved in advance by the Board of Directors of the Company or (ii) in the event of a "business combination" (as defined in Section 203(c)(3) of the Delaware General Corporation Law, or any successor provision) without such transaction having been approved in advance by the Board of Directors.

                   (b)No Option  which  is   unexercisable  at  Termination  of
                      Directorship (as defined in Section 6) shall thereafter be exercisable.

                   (c)The grant of  Options  by the  Option  Committee  shall be effective as of the date of grant; provided, however, that no Option granted hereunder shall be exercisable unless and until the Optionee shall enter into an individual Option Agreement with the Company that shall set forth the terms and conditions of such Option. Each such Agreement shall expressly incorporate by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such Agreement, the provisions of this Plan shall govern.

                   (d)To exercise an Option,  the  Optionee  shall give  written notice to the Company specifying the number of Shares to be purchased and shall pay for such Shares at the time of exercise. Such payment may be made in cash, through delivery to the Company of Shares of Common Stock with a Fair Market Value equal to the exercise price or through a combination of cash and Shares, and any Shares so delivered shall be valued at their Fair Market Value on the date on which the Option is exercised. No Shares shall be issued until full payment therefor has been made.

                   (e)During the lifetime of the  Optionee,  the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                   (f)An Optionee or a transferee of a deceased  Optionee  shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8 hereof.

                   (g)Subject  to  the  terms  and  conditions  and  within  the limitations of the Plan, the Option Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, provided that no modification, extension or renewal of an Option shall be made which would adversely affect the status of the Plan under rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, impair any rights or obligations under any Option theretofore granted under the Plan.

 6.   Expiration of Options.

         No Option may be exercised to any extent by anyone after the first to occur of the following events:

                   (a)The  expiration of ten (10) years from the date the Option was granted;

                   (b)The  expiration of one (1) year from the time the Optionee shall voluntarily or involuntarily cease to continue to serve as a director of the Company (a "Termination of Directorship"), unless such Termination of Directorship results from his death, disability or removal for cause by stockholders;

                   (c)The  expiration  of one (1)  year  from  the  date of the
                      Optionee's Termination of Directorship by reason of his or her disability;

                   (d)The expiration  of  one  (1)  year  from  the  date of the
                      Optionee's death;

                   (e)The removal of the Optionee  as  a  director for cause by stockholders; or

                   (f)The effective  date of either the merger or  consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the
                      Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the agreement of merger or consolidation shall otherwise provide; provided that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise the Option in whole or in part, whether or not the Optionee's right to exercise such Option had otherwise accrued pursuant to the terms of the Option Agreement pursuant to which such Option was granted. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Option Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 6.

          7.  Term of Plan.

              7.01 Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, the Plan shall be a nullity and any Options granted hereunder shall be canceled. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors or the Option Committee, as required; amendments requiring stockholder approval (as provided in Section 10 hereof) shall become effective when such approval is obtained. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

              7.02  Termination.  Unless sooner  terminated  in accordance  with
              Section 8 hereof, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Options granted under the Plan. If the date of termination is determined under (i) above, then Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options.

 8. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

              8.01 Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional Shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (z) the price for each Share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8 which would be considered as the adoption of a new plan requiring stockholder approval.

              8.02 Reorganization; Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding Option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such Options may be exercised so that the aggregate purchase price as to which such Options may be exercised shall be the same as the aggregate purchase price as to which such Options may be exercised for the Shares remaining subject to the Options immediately prior to such reorganization, merger, or consolidation.

              8.03 Authority to Make  Adjustments.  Any  adjustments  under this
              Section 8 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

              8.04 Limit on Rights. Except as herein before expressly provided in this Section 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

              8.05 Right of Company. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

 9. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or quotation system on which the Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

10. Amendment of the Plan.

              10.01 Authority. The Board of Directors may at any time terminate, and from time to time may amend or modify the Plan; provided, however,  that no amendment or modification  may become  effective without approval of the amendment or modification by the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements (including, without limitation, applicable state law and Rule 16b-3), or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. The Option Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

              10.02 Approval. Notwithstanding the foregoing, no amendment or modification to the Plan shall be made without the approval of the amendment or modification by the stockholders if such amendment or modification would:

                   (a)increase  the  maximum   number of   Shares   as to  which
                      Options may be granted under Section 3 or 4 hereof to each Optionee or in the aggregate;

                   (b)permit the  granting  of  Options  under  the  Plan  other than at the times  provided  in Section 3 hereof;

                   (c)permit  the  granting  of  Options  under  the  Plan at an exercise price less than 100% of the Fair Market Value of the Shares at the time the Option is granted;

                   (d)permit  exercise  of  an  Option   unless   full   payment
                      for the Shares as to which the Option is exercised is made at the time of purchase;

                   (e)extend the maximum period  during  which Options  may  be exercised; or

                   (f)permit  the  cancellation  of  an  Option  and  subsequent reissuance of a new Option to the same Optionee in substitution for the canceled Option at the then existing Fair Market Value.

 11. Limitation of Rights. Neither the Plan nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain a director for any period of time.

 12. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part,
     (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The Shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this

     Section 12 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

 13. Governing Law.   The   provisions   of  this  Plan  shall be governed  and
     construed in  accordance  with the laws of the State of   Delaware without
     regard to the principles of conflicts of law.